Morgan Stanley New York Municipal Money Market Trust      Two World Trade Center
LETTER TO THE SHAREHOLDERS - JUNE 30, 2001              New York, New York 10048

Dear Shareholder:
As of June 30, 2001, Morgan Stanley New York Municipal Money Market Trust had net assets of approximately $85 million, up 31 percent from a year earlier. For the six-month period ended June 30, 2001, the Fund produced a total return of
1.23 percent. For the seven-day period ended June 30, 2001, the Fund provided an effective yield of 2.09 percent and a current yield of 2.07 percent, while its 30-day moving average yield for June was 2.02 percent.

Municipal Money Market Overview
Tax-free money-market yields fell sharply during the first half of 2001. The decline in interest rates was spurred by the Federal Reserve Board's dramatic easing of monetary policy in the face of a slowing economy. Reduced capital spending and weak corporate profits, combined with forecasts for deteriorating earnings, provided evidence of a softening environment. The Fed, intent on preventing the economy from dipping into a recession, responded by lowering the federal funds rate target a total of 275 basis points (2.75 percent) in six separate steps during the six-month period, to 3.75 percent, its lowest level in more than seven years.

Yields for both fixed- and variable-rate municipal money-market instruments were more than 100 basis points lower, on average, than during the previous six months. At the long end of the money-market maturity range, one-year note yields closely followed the Fed's actions. The Bond Buyer One Year Note Index, a benchmark indicator for the tax-free money market, dropped 96 basis points, from
3.97 percent to 3.01 percent, during the first three months of the year in conjunction with the Fed's 150-basis-point rate reduction. The Index then fell another 43 basis points by the end of June as the Fed continued to ease policy.

Yields for daily and weekly variable-rate demand obligations (VRDOs) registered similar declines, on average, although they fluctuated widely with seasonal changes in supply and demand. The shape of the money-market yield curve was flat for most of the period, as evidenced by narrow differentials in yield between 30-day tax-exempt commercial paper and one-year notes.

Portfolio Composition and Structure
On June 30, 2001, approximately 73 percent of the Fund's portfolio was invested in VRDOs. New York tax-exempt commercial paper and municipal notes, the two other types of securities utilized in the portfolio, comprised 20 percent and 7 percent of the portfolio, respectively. The Fund's portfolio holdings are continuously reviewed to maintain or improve their creditworthiness. In addition to evaluating the issuer's credit, particular attention is devoted to monitoring the credit quality of institutions that provide enhancement and/or liquidity facilities.

Morgan Stanley New York Municipal Money Market Trust
LETTER TO THE SHAREHOLDERS - JUNE 30, 2001 continued

As the market entered a time of lower interest rates, we looked for opportunities to extend the Fund's average maturity. However, an ongoing shortage of longer fixed-rate investment alternatives made the task difficult for much of the period. At the end of May the Fund's weighted average maturity stood at 28 days, as compared to 39 days in December. With the purchase of newly issued one-year tax and revenue anticipation notes during the month of June, the Fund's average maturity moved out to 58 days on June 30.

Looking Ahead
We believe that the Federal Reserve Board may be nearing the end of its course of easier monetary policy. Tax-free money-market yields are at their lowest levels in more than seven years, and the slope of the money-market yield curve remains relatively flat. In this environment, we anticipate that the average maturity of the Fund's portfolio will remain within a moderate range.

We appreciate your ongoing support of Morgan Stanley New York Municipal Money Market Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley New York Municipal Money Market Trust
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                COUPON    DEMAND
THOUSANDS                                                                RATE+      DATE*        VALUE
----------------------------------------------------------------------------------------------------------
            New York Tax-Exempt Short-Term Variable Rate Municipal Obligations (76.4%)
            Babylon Industrial Development Agency,
 $2,000       OFS Equity of Babylon Ser 1989 (AMT).....................   3.20%   07/02/01    $ 2,000,000
  3,000       Ogden Martin System Ser 1998 (FSA).......................   2.40    07/09/01      3,000,000
  3,000     Jay Street Development Corporation, Fiscal 2001 Ser A-3....   2.40    07/09/01      3,000,000
  3,000     Long Island Power Authority, Electric Ser 2 Subser 2A......   2.45    07/09/01      3,000,000
  2,500     New York City, 1992 Ser D..................................   2.50    07/09/01      2,500,000
            New York City Cultural Resources Trust,
  1,765       American Museum of Natural History Ser 1993 A (MBIA).....   2.35    07/09/01      1,765,000
  1,900       American Museum of Natural History Ser 1993 B (MBIA).....   2.35    07/09/01      1,900,000
  1,500       S.R. Guggenheim Foundation Ser 1990 B....................   3.10    07/02/01      1,500,000
  3,100     New York City Housing Development Corporation, James Tower
              1994 Ser A...............................................   2.40    07/09/01      3,100,000
            New York City Industrial Development Agency,
  2,100       National Audubon Society Inc Ser 1989....................   3.10    07/02/01      2,100,000
  1,900       The Columbia Grammar & Preparatory School Ser 2000**.....   2.65    07/09/01      1,900,000
    800     New York City Municipal Water Finance Authority, 1994 Ser
              G........................................................   3.10    07/02/01        800,000
  3,000     New York City Transitional Finance Authority, Fiscal 1999
              Ser A-1..................................................   2.55    07/09/01      3,000,000
            New York State,
  1,900       Environmental Quality Ser 1998 G.........................   4.30    10/04/01      1,900,000
  1,900       Ser 2000 A...............................................   3.20    02/07/02      1,900,000
            New York State Dormitory Authority,
    850       The Metropolitan Museum of Art Ser 1993 A**..............   2.50    07/09/01        850,000
  1,500       The New York Public Library Ser 1998 B...................   2.45    07/09/01      1,500,000
            New York State Energy Research & Development Authority,
  1,000       Consolidated Edison Company of New York Ser 2001 A-3
                (AMT)..................................................   2.50    07/09/01      1,000,000
  2,000       New York State Electric & Gas Corp Ser 1985 A............   3.15    03/15/02      2,000,000
            New York State Housing Finance Agency,
  3,000       1998 Ser A...............................................   2.45    07/09/01      3,000,000
  3,400       150 East 44th Street 2000 Ser A (AMT)....................   2.60    07/09/01      3,400,000
  3,200       750 Sixth Avenue 1998 Ser A (AMT)........................   2.50    07/09/01      3,200,000
  2,000       East 84th Street Ser A (AMT).............................   2.55    07/09/01      2,000,000
  3,200       Normandie Court I Ser 1991...............................   2.45    07/09/01      3,200,000
  1,900     Niagara Falls Bridge Commission, Toll Bridge Refg Ser 1993
              A (FGIC).................................................   2.35    07/09/01      1,900,000
  1,600     Port Authority of New York and New Jersey, Ser 2...........   3.20    07/02/01      1,600,000
  2,000     St Lawrence County Industrial Development Agency, Reynolds
              Metals Co Ser 1995 (AMT)**...............................   2.50    07/09/01      2,000,000
  3,000     Suffolk County Water Authority, Ser 1997 BANs..............   2.45    07/09/01      3,000,000


                       See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON    DEMAND
THOUSANDS                                                                RATE+      DATE*        VALUE
----------------------------------------------------------------------------------------------------------
            Puerto Rico
 $3,000     Puerto Rico Highway & Transportation Authority,
              Transportation 1998 Ser A (Ambac)........................   2.40%   07/09/01    $ 3,000,000
                                                                                              -----------

            Total New York Tax-Exempt Short-Term Variable Rate Municipal Obligations
            (Cost $65,015,000).............................................................    65,015,000
                                                                                              -----------

                                                                                 YIELD TO
                                                                                 MATURITY
                                                           COUPON   MATURITY    ON DATE OF
                                                            RATE      DATE       PURCHASE
                                                           ------   ---------   ----------
            New York Tax-Exempt Commercial Paper (21.1%)
            Metropolitan Transportation Authority,
  1,000       Transit Facilities Ser C-1 Subser B BANs...   2.50%   08/07/01       2.50%       1,000,000
  2,000       Transit Facilities Ser C-1 Subser B BANs...   2.65    08/29/01       2.65        2,000,000
  1,000     New York City Municipal Water Finance
              Authority, Ser 5...........................   2.70    09/27/01       2.70        1,000,000
            New York State,
  1,000       Environmental Quality, Ser 1997 A..........   2.90    07/19/01       2.90        1,000,000
  2,000       Environmental Quality, Ser 1998 A..........   2.95    08/09/01       2.95        2,000,000
            New York State Dormitory Authority,
  1,500       Columbia University 1997 Issue.............   3.00    08/08/01       3.00        1,500,000
  1,500       Columbia University 1997 Issue.............   2.55    11/08/01       2.55        1,500,000
  2,500     New York State Power Authority, Ser 1........   2.60    10/10/01       2.60        2,500,000
            New York State Thruway Authority,
  1,500       Ser 2 BANs.................................   2.60    10/11/01       2.60        1,500,000
  1,500       Ser 2 BANs.................................   2.60    11/09/01       2.60        1,500,000

            Puerto Rico
            Puerto Rico Government Development Bank,
  1,000       Ser 1996...................................   2.65    07/19/01       2.65        1,000,000
  1,500       Ser 1996...................................   2.95    07/26/01       2.95        1,500,000
                                                                                             -----------

            Total New York Tax-Exempt Commercial Paper
            (Cost $18,000,000)............................................................    18,000,000
                                                                                             -----------


                       See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
PORTFOLIO OF INVESTMENTS - JUNE 30, 2001 (UNAUDITED) continued

                                                                                 YIELD TO
PRINCIPAL                                                                        MATURITY
AMOUNT IN                                                  COUPON   MATURITY    ON DATE OF
THOUSANDS                                                   RATE      DATE       PURCHASE       VALUE
---------------------------------------------------------------------------------------------------------
            New York Tax-Exempt Short-Term Municipal
            Notes and Bonds (7.7%)
 $2,000     Eastport - South Manor Central High School
              District, Ser 2001, dtd 06/15/01...........   4.25%   06/15/02       2.65%     $ 2,030,062
  2,000     Middle Country Central School District, Ser
              2001-2002 TANs, dtd 07/11/01 (WI)..........   3.00    06/27/02       2.58        2,007,860
  2,445     New York State Environmental Facilities
              Corporation, State Clean Water & Drinking
              Water Ser 2001 C, dtd 07/26/01 (WI)........   4.00    05/15/02       2.53        2,473,289
                                                                                             -----------

            Total New York Tax-Exempt Short-Term Municipal Notes and Bonds (Cost
            $6,511,211)...................................................................     6,511,211
                                                                                             -----------

            Total Investments (Cost $89,526,211) (a)............................... 105.2%    89,526,211

            Liabilities in Excess of Other Assets.................................   (5.2)    (4,417,576)
                                                                                    -----    -----------

            Net Assets............................................................. 100.0%   $85,108,635
                                                                                    =====    ===========

---------------------

     AMT   Alternative Minimum Tax.
    BANs   Bond Anticipation Notes.
    TANs   Tax Anticipation Notes.
     WI    Security purchased on a "when-issued" basis.
      +    Rate shown is the rate in effect at June 30, 2001.
      *    Date on which the principal amount can be recovered through demand.
     **    This security has been segregated in connection with the
           purchase of "when-issued" securities.
     (a)   Cost is the same for federal income tax purposes.

                              Bond Insurance:
    -------------------------------------------------------------------
    Ambac  Ambac Assurance Corporation.
    FGIC   Financial Guaranty Insurance Company.
     FSA   Financial Security Assurance Inc.
    MBIA   Municipal Bond Investors Assurance Corporation.


                       See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2001 (unaudited)

Assets:
Investments in securities, at value
  (cost $89,526,211).................  $89,526,211
Cash.................................       61,354
Interest receivable..................      306,871
Prepaid expenses.....................        5,193
                                       -----------
    Total Assets.....................   89,899,629
                                       -----------
Liabilities:
Payable for:
    Investments purchased............    4,481,149
    Shares of beneficial interest
      repurchased....................      180,466
    Investment management fee........       34,627
    Plan of distribution fee.........        6,925
Accrued expenses.....................       87,827
                                       -----------
    Total Liabilities................    4,790,994
                                       -----------
    Net Assets.......................  $85,108,635
                                       ===========
Composition of Net Assets:
Paid-in-capital......................  $85,108,605
Accumulated undistributed net
  investment income..................           30
                                       -----------
    Net Assets.......................  $85,108,635
                                       ===========
Net Asset Value Per Share,
  85,108,605 shares outstanding
  (unlimited shares authorized of
  $.01 par value)....................        $1.00
                                       ===========

Statement of Operations
For the six months ended June 30, 2001 (unaudited)

Net Investment Income:
Interest Income.......................  $1,394,073
                                        ----------
Expenses
Investment management fee.............     216,412
Plan of distribution fee..............      42,243
Professional fees.....................      25,550
Transfer agent fees and expenses......      19,936
Shareholder reports and notices.......      16,587
Trustees' fees and expenses...........      10,229
Custodian fees........................       3,980
Registration fees.....................       3,478
Other.................................       1,690
                                        ----------
    Total Expenses....................     340,105
                                        ----------
Less: expense offset..................      (3,980)
                                        ----------
    Net Expenses......................     336,125
                                        ----------
Net Investment Income.................  $1,057,948
                                        ==========


                       See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE SIX     FOR THE YEAR
                                                              MONTHS ENDED       ENDED
                                                               JUNE 30,      DECEMBER 31, 2000
                                                                 2001
                                                              -----------       -----------
                                                              (unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $ 1,057,948       $ 2,280,523

Dividends to shareholders from net investment income........   (1,057,992)       (2,280,460)

Net increase from transactions in shares of beneficial
  interest..................................................   11,858,745        11,241,217
                                                              -----------       -----------

    Net Increase............................................   11,858,701        11,241,280
Net Assets:
Beginning of period.........................................   73,249,934        62,008,654
                                                              -----------       -----------

    End of Period
    (Including accumulated undistributed net investment
    income of $30 and $74, respectively)....................  $85,108,635       $73,249,934
                                                              ===========       ===========


                       See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001 (UNAUDITED)

1. Organization and Accounting Policies
Morgan Stanley New York Municipal Money Market Trust (the "Fund"), formerly Morgan Stanley Dean Witter New York Municipal Money Market Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of daily income which is exempt from federal and New York income tax, consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on March 20, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to shareholders as of the close of each business day.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the

Morgan Stanley New York Municipal Money Market Trust
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001 (UNAUDITED) continued

portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of daily net assets exceeding $3 billion.

3. Plan of Distribution
Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. For the six months ended June 30, 2001, the distribution fee was accrued at the annual rate of 0.10%.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended June 30, 2001 aggregated $138,011,469 and $121,800,000, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At June 30, 2001, the Fund had transfer agent fees and expenses payable of approximately $80.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,857. At June 30, 2001, the Fund had an accrued pension liability of $52,132 which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley New York Municipal Money Market Trust
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001 (UNAUDITED) continued

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                               FOR THE SIX      FOR THE YEAR
                                                              MONTHS ENDED          ENDED
                                                              JUNE 30, 2001   DECEMBER 31, 2000
                                                              -------------   -----------------
                                                               (unaudited)
Shares sold.................................................   109,247,646       182,001,663
Shares issued in reinvestment of dividends..................     1,057,992         2,280,460
                                                               -----------      ------------
                                                               110,305,638       184,282,123
Shares repurchased..........................................   (98,446,893)     (173,040,906)
                                                               -----------      ------------
Net increase in shares outstanding..........................    11,858,745        11,241,217
                                                               ===========      ============

6. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

Morgan Stanley New York Municipal Money Market Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                           FOR THE SIX                 FOR THE YEAR ENDED DECEMBER 31,
                                          MONTHS ENDED       ---------------------------------------------------
                                          JUNE 30, 2001       2000       1999       1998       1997       1996
                                          -------------      -------    -------    -------    -------    -------
                                           (unaudited)
Selected Per Share Data:

Net asset value, beginning of period.....      $1.00           $1.00      $1.00      $1.00      $1.00      $1.00
                                               -----         -------    -------    -------    -------    -------

Net income from investment operations....      0.012           0.031      0.023      0.025      0.026      0.025

Less dividends from net investment
  income.................................     (0.012)         (0.031)    (0.023)    (0.025)    (0.026)    (0.025)
                                               -----         -------    -------    -------    -------    -------

Net asset value, end of period...........      $1.00           $1.00      $1.00      $1.00      $1.00      $1.00
                                               =====         =======    =======    =======    =======    =======

Total Return.............................       1.23%(1)        3.15%      2.29%      2.53%      2.68%      2.53%

Ratios to Average Net Assets:
Expenses.................................       0.79%(2)(3)     0.82%(3)   0.88%(3)   0.87%(3)   0.96%(3)   0.95%(3)

Net investment income....................       2.44%(2)        3.12%      2.25%      2.48%      2.64%      2.48%

Supplemental Data:
Net assets, end of period, in
 thousands...............................    $85,109         $73,250    $62,009    $77,080    $49,336    $40,758

---------------------

(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of the expense offset of 0.01%.


                       See Notes to Financial Statements

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Katherine H. Stromberg
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
Two World Trade Center
New York, New York 10048

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
New York Municipal
Money Market Trust

Semiannual Report
June 30, 2001